Exhibit 99.1

FOR IMMEDIATE RELEASE

Contacts:
Jeff Young		Noelle Faris
Media Relations		Investor Relations
Akamai Technologies	—or—	Akamai Technologies
617-444-3913		617-444-4676
jyoung@akamai.com		nfaris@akamai.com

AKAMAI REPORTS SECOND QUARTER 2009 FINANCIAL RESULTS

•	Revenue of $204.6 million, up 5 percent year-over-year

•	GAAP net income of $36.0 million, or $0.19 per diluted share, up 5 percent year-over-year

•	Normalized net income* of $75.3 million, or $0.40 per diluted share, down 2 percent year-over-year

•	Record cash flow from operations of $105 million

CAMBRIDGE, Mass. – July 29, 2009 – Akamai Technologies, Inc. (NASDAQ: AKAM), the leader in powering rich media, dynamic transactions and enterprise applications online, today reported financial results for the second quarter ended June 30, 2009. Revenue for the second quarter 2009 was $204.6 million, a 5 percent increase over second quarter 2008 revenue of $194.0 million, and a 3 percent decrease from first quarter 2009 revenue of $210.4 million.

Net income in accordance with United States Generally Accepted Accounting Principles, or GAAP, for the second quarter of 2009 was $36.0 million, or $0.19 per diluted share, a 5 percent increase over second quarter 2008 GAAP net income of $34.3 million, or $0.19 per diluted share, and a 3 percent decrease from first quarter 2009 GAAP net income of $37.1 million, or $0.20 per diluted share.

The Company generated normalized net income* of $75.3 million, or $0.40 per diluted share, in the second quarter of 2009, a 2 percent decrease from second quarter 2008 normalized net income of $76.5 million, or $0.41 per diluted share, and down 7 percent from the first quarter 2009 normalized net income of $80.5 million, or $0.43 per diluted share. (*See Use of Non-GAAP Financial Measures below for definitions.)

“Our operating performance reflects solid execution in the face of difficult market conditions for many of our clients,” said Paul Sagan, president and CEO of Akamai. “In today’s challenging environment, our scale and strong balance sheet give us the flexibility to support changing customer requirements, particularly in the media and entertainment vertical where traffic growth has been accelerating. Further, we continued to experience good traction with our newer, value-added solutions, such as application performance services and dynamic site acceleration.”

Cash from operations was $105 million in the second quarter of 2009. Year-to-date cash from operations was $196 million, an increase of 24 percent over the same period last year. At the end of the second quarter of 2009, the Company had approximately $927 million in cash, cash equivalents and marketable securities.

During the second quarter of 2009, the Company repurchased 713,200 shares of common stock for $15.0 million at an average price of $21.02 per share.

The Company had approximately 172.8 million shares of common stock outstanding as of June 30, 2009.

Customers

The number of customers under recurring contracts at the end of the second quarter increased to a record 2,979, a nine percent increase year-over-year.

Sales through resellers and sales outside the United States accounted for 18 percent and 28 percent, respectively, of revenue for the second quarter of 2009.

Quarterly Conference Call

Akamai will host a conference call today at 4:30 p.m. ET that can be accessed through 1-866-383-7989 (or 1-617-597-5328 for international calls) and using passcode No. 66912108. A live Webcast of the call may be accessed at www.akamai.com in the Investor section. In addition, a replay of the call will be available for one week following the conference through the Akamai Website or by calling 1-888-286-8010 (or 1-617-801-6888 for international calls) and using passcode No. 20292264.

The Akamai Difference

Akamai® provides market-leading managed services for powering rich media, dynamic transactions, and enterprise applications online. Having pioneered the content delivery market one decade ago, Akamai’s services have been adopted by the world’s most recognized brands across diverse industries. The alternative to centralized Web infrastructure, Akamai’s global network of tens of thousands of distributed servers provides the scale, reliability, insight and performance for businesses to succeed online. Akamai has transformed the Internet into a more viable place to inform, entertain, advertise, interact, and collaborate. To experience The Akamai Difference, visit www.akamai.com.

Financial Statements

Condensed Consolidated Balance Sheets

(dollar amounts in thousands)

(unaudited)

	June 30, 2009	Dec. 31, 2008
Assets
Cash and cash equivalents	$321,083	$156,074
Marketable securities	295,613	171,097
Restricted marketable securities	3,330	3,460
Accounts receivable, net	144,537	139,612
Prepaid expenses and other current assets	37,703	31,666

Current assets	802,266	501,909
Marketable securities	306,599	440,843
Restricted marketable securities	153	153
Property and equipment, net	174,742	174,483
Goodwill and other intangible assets, net	526,393	534,253
Other assets	5,068	5,592
Deferred income tax assets, net	173,749	223,718

Total assets	$1,988,970	$1,880,951

Liabilities and stockholders’ equity
Accounts payable and accrued expenses	$60,698	$87,297
Deferred revenue	28,082	11,506
Other current liabilities	1,148	1,653

Current liabilities	89,928	100,456
Other liabilities	18,296	11,870
Convertible notes	199,855	199,855

Total liabilities	308,079	312,181
Stockholders’ equity	1,680,891	1,568,770

Total liabilities and stockholders’ equity	$1,988,970	$1,880,951

Condensed Consolidated Statements of Operations

(amounts in thousands, except per share data)

(unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2009	Mar. 31, 2009	June 30, 2008	June 30, 2009	June 30, 2008
Revenues	$204,600	$210,368	$194,004	$414,968	$381,023

Costs and operating expenses:
Cost of revenues * †	60,009	60,362	53,688	120,371	105,263
Research and development *	9,378	10,856	9,519	20,234	18,823
Sales and marketing *	41,437	42,270	41,188	83,707	77,132
General and administrative * †	35,144	36,068	33,803	71,212	67,069
Amortization of other intangible assets	4,238	4,239	3,491	8,477	7,081
Restructuring charge	—	454	—	454	—

Total costs and operating expenses	150,206	154,249	141,689	304,455	275,368

Operating income	54,394	56,119	52,315	110,513	105,655

Interest income, net	(3,454)	(4,030)	(4,780)	(7,484)	(12,111)
Gain on investments, net	—	(455)	(64)	(455)	(272)
Other (income) loss, net	(184)	(1,134)	970	(1,318)	494

Income before provision for income taxes	58,032	61,738	56,189	119,770	117,544
Provision for income taxes	22,025	24,657	21,855	46,682	46,299

Net income	$36,007	$37,081	$34,334	$73,088	$71,245

Net income per share:
Basic	$0.21	$0.22	$0.21	$0.43	$0.43
Diluted	$0.19	$0.20	$0.19	$0.39	$0.38

Shares used in per share calculations:
Basic	172,561	170,519	167,417	171,540	166,688
Diluted	189,556	188,183	187,641	188,870	187,493

*	Includes stock-based compensation (see supplemental table for figures)
†	Includes depreciation and amortization (see supplemental table for figures)

	Three Months Ended			Six Months Ended
	June 30, 2009	Mar. 31, 2009	June 30, 2008	June 30, 2009	June 30, 2008
Supplemental financial data (in thousands):

Stock-based compensation:
Cost of revenues	$489	$561	$599	$1,050	$1,165
Research and development	2,223	2,726	2,662	4,949	5,110
Sales and marketing	6,024	7,040	7,104	13,064	12,053
General and administrative	4,584	4,740	6,632	9,324	9,920

Total stock-based compensation	$13,320	$15,067	$16,997	$28,387	$28,248

Depreciation and amortization:
Network-related depreciation	$20,143	$19,414	$16,719	$39,557	$32,118
Capitalized stock-based compensation amortization	1,461	1,307	1,014	2,768	1,875
Other depreciation and amortization	3,836	3,717	2,187	7,553	4,984
Amortization of other intangible assets	4,238	4,239	3,491	8,477	7,081

Total depreciation and amortization	$29,678	$28,677	$23,411	$58,355	$46,058

Capital expenditures:
Purchases of property and equipment	$18,258	$15,774	$24,032	$34,032	$45,943
Capitalized internal-use software	6,395	7,293	6,278	13,688	12,579
Capitalized stock-based compensation	1,244	1,908	1,920	3,152	3,591

Total capital expenditures	$25,897	$24,975	$32,230	$50,872	$62,113

Net increase in cash, cash equivalents, marketable securities and restricted marketable securities	$78,299	$76,852	$58,548	$155,151	$112,134

End of period statistics:
Number of customers under recurring contract	2,979	2,950	2,725
Number of employees	1,645	1,578	1,471
Number of deployed servers	50,922	48,865	36,148

Condensed Consolidated Statements of Cash Flows

(amounts in thousands)

(unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2009	Mar. 31, 2009	June 30, 2008	June 30, 2009	June 30, 2008
Cash flows from operating activities:
Net income	$36,007	$37,081	$34,334	$73,088	$71,245

Adjustments to reconcile net income to net cash provided by operating activities:

Depreciation and amortization of intangible assets and deferred financing costs	29,888	28,888	23,621	58,776	46,478
Stock-based compensation	13,320	15,067	16,997	28,387	28,248
Provision for deferred income taxes, net	20,290	22,877	20,735	43,167	43,952
Excess tax benefits from stock-based compensation	(333)	(325)	(7,005)	(658)	(10,282)
Loss (gain) on investments and disposal of property and equipment, net	335	(434)	(32)	(99)	(303)
Provision for doubtful accounts	2,363	1,158	383	3,521	736
Changes in operating assets and liabilities, net of effects of acquisitions:
Accounts receivable	5,941	4,719	(3,636)	10,660	(5,708)
Prepaid expenses and other current assets	(468)	(3,807)	(6,684)	(4,275)	(8,815)
Accounts payable, accrued expenses and other current liabilities	(4,022)	(17,315)	(7,179)	(21,337)	(8,107)
Accrued restructuring	(514)	(161)	(379)	(675)	(543)
Deferred revenue	840	106	(1,423)	946	1,099
Other noncurrent assets and liabilities	1,534	2,615	62	4,149	(197)

Net cash provided by operating activities	105,181	90,469	69,794	195,650	157,803

Cash flows from investing activities:
Cash paid for acquired business	—	(5,779)	—	(5,779)	—

Purchases of property and equipment and capitalization of internal-use software costs	(24,653)	(23,067)	(30,310)	(47,720)	(58,522)
Proceeds from sales and maturities of short- and long-term marketable securities	116,896	74,776	95,349	191,672	249,815
Purchases of short- and long-term marketable securities	(83,902)	(79,980)	(198,277)	(163,882)	(358,459)
Proceeds from the sale of property and equipment	2	2	7	4	74
Decrease in restricted investments held for security deposits	130	—	—	130	—

Net cash provided by (used in) investing activities	8,473	(34,048)	(133,231)	(25,575)	(167,092)

Cash flows from financing activities:
Proceeds from the issuance of common stock under stock option and employee stock purchase plans	6,999	3,764	13,623	10,763	18,132
Excess tax benefits from stock-based compensation	333	325	7,005	658	10,282
Repurchase of common stock	(16,905)	—	—	(16,905)	—

Net cash (used in) provided by financing activities	(9,573)	4,089	20,628	(5,484)	28,414

Effects of exchange rate changes on cash and cash equivalents	1,792	(1,374)	(269)	418	1,214

Net increase (decrease) in cash and cash equivalents	105,873	59,136	(43,078)	165,009	20,339
Cash and cash equivalents, beginning of period	215,210	156,074	208,495	156,074	145,078

Cash and cash equivalents, end of period	$321,083	$215,210	$165,417	$321,083	$165,417

*Use of Non-GAAP Financial Measures

In addition to providing financial measurements based on generally accepted accounting principles in the United States of America (GAAP), Akamai has historically provided additional financial metrics that are not prepared in accordance with GAAP (non-GAAP). Legislative and regulatory changes discourage the use of and emphasis on non-GAAP financial metrics and require companies to explain why non-GAAP financial metrics are relevant to management and investors. We believe that the inclusion of these non-GAAP financial measures in this press release helps investors to gain a meaningful understanding of our past performance and future prospects, consistent with how management measures and forecasts our performance, especially when comparing such results to previous periods or forecasts. Our management uses these non-GAAP measures, in addition to GAAP financial measures, as the basis for measuring our core operating performance and comparing such performance to that of prior periods and to the performance of our competitors. These measures are also used by management in its financial and operational decision-making. There are limitations associated with reliance on these non-GAAP financial metrics because they are specific to our operations and financial performance, which makes comparisons with other companies’ financial results more challenging. By providing both GAAP and non-GAAP financial measures, we believe that investors are able to compare our GAAP results to those of other companies while also gaining a better understanding of our operating performance as evaluated by management.

Akamai defines “Adjusted EBITDA” as net income, before interest, taxes, depreciation and amortization of tangible and intangible assets, stock-based compensation expense, amortization of capitalized stock-based compensation, restructuring charges and benefits, certain gains and losses on investments, foreign exchange gains and losses, loss on early extinguishment of debt, gains on legal settlements, utilization of tax NOLs/credits and release of the deferred tax asset valuation allowance. Akamai considers Adjusted EBITDA to be an important indicator of the Company’s operational strength and performance of its business and a good measure of the Company’s historical operating trend.

Adjusted EBITDA eliminates items that are either not part of the Company’s core operations, such as investment gains and losses, foreign exchange gains and losses, early debt extinguishment and net interest income, or do not require a cash outlay, such as stock-based compensation. Adjusted EBITDA also excludes depreciation and amortization expense, which is based on the Company’s estimate of the useful life of tangible and intangible assets. These estimates could vary from actual performance of the asset, are based on historic cost incurred to build out the Company’s deployed network, and may not be indicative of current or future capital expenditures.

Akamai defines “Adjusted EBITDA margin” as a percentage of Adjusted EBITDA as a percentage of revenues. Akamai considers Adjusted EBITDA margin to be an indicator of the Company’s operating trend and performance of its business in relation to its revenue growth.

Akamai defines “capital expenditures” or “capex” as purchases of property and equipment, capitalization of internal-use software development costs and capitalization of stock-based compensation. Capital expenditures or capex are disclosed in Akamai’s consolidated Statement of Cash Flows in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission.

Akamai defines “normalized net income” as net income before amortization of other intangible assets, stock-based compensation expense, amortization of capitalized stock-based compensation, restructuring charges and benefits, certain gains and losses on investments, loss on early extinguishment of debt, utilization of tax NOLs/credits and release of the deferred tax asset valuation allowance. Akamai considers normalized net income to be another important indicator of the overall performance of the Company because it eliminates the effects of events that are either not part of the Company’s core operations or are non-cash.

Akamai defines “diluted shares used in normalized net income per share calculation” as diluted common shares outstanding used in GAAP net income per share calculation, excluding the effect of stock-based compensation under the treasury stock method. Akamai considers normalized net income to be another important indicator of overall performance of the Company because it eliminates the effect of a non-cash item.

Adjusted EBITDA and normalized net income should be considered in addition to, not as a substitute for, the Company’s operating income and net income, as well as other measures of financial performance reported in accordance with GAAP.

Reconciliation of Non-GAAP Financial Measures

In accordance with the requirements of Regulation G issued by the Securities and Exchange Commission, the Company is presenting the most directly comparable GAAP financial measures and reconciling the non-GAAP financial metrics to the comparable GAAP measures.

Reconciliation of GAAP net income to Normalized net income

and Adjusted EBITDA

(amounts in thousands, except per share data)

	Three Months Ended			Six Months Ended
	June 30, 2009	Mar. 31, 2009	June 30, 2008	June 30, 2009	June 30, 2008
Net income	$36,007	$37,081	$34,334	$73,088	$71,245

Amortization of other intangible assets	4,238	4,239	3,491	8,477	7,081
Stock-based compensation	13,320	15,067	16,997	28,387	28,248
Amortization of capitalized stock-based compensation	1,461	1,307	1,014	2,768	1,875
Gain on investments, net	—	(455)	(64)	(455)	(272)
Utilization of tax NOLs/credits	20,236	22,851	20,735	43,087	43,952
Restructuring charge	—	454	—	454	—

Total normalized net income:	75,262	80,544	76,507	155,806	152,129

Interest income, net	(3,454)	(4,030)	(4,780)	(7,484)	(12,111)
Provision for income taxes	1,789	1,806	1,120	3,595	2,347
Depreciation and amortization	23,979	23,131	18,906	47,110	37,102
Other (income) loss, net	(184)	(1,134)	970	(1,318)	494

Total Adjusted EBITDA:	$97,392	$100,317	$92,723	$197,709	$179,961

Normalized net income per share:
Basic	$0.44	$0.47	$0.46	$0.91	$0.91
Diluted	$0.40	$0.43	$0.41	$0.83	$0.81

Shares used in normalized per share calculations:
Basic	172,561	170,519	167,417	171,540	166,688
Diluted	189,556	188,183	188,970	188,870	188,835

Akamai Statement Under the Private Securities Litigation Reform Act

This release contains information about future expectations, plans and prospects of Akamai’s management that constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995, including statements concerning the expected growth and development of our business, the strength of our business model and cost structure, the superiority of our service offerings, our ability to support changing customer requirements and our operating advantages. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors including, but not limited to, failure to maintain the prices we charge for our services, loss of significant customers, failure to increase our revenue and keep our expenses consistent with revenues, inability to continue to generate positive cash flow, the effects of any attempts to intentionally disrupt our services or network by unauthorized users or others, failure to have available sufficient transmission capacity, a failure of Akamai’s services or network infrastructure, inability to realize the benefits of our net operating loss carryforward, delay in developing or failure to develop new service offerings or functionalities, and if developed, lack of market acceptance of such service offerings and functionalities, and other factors that are discussed in the Company’s Annual Report on Form 10-K, quarterly reports on Form 10-Q, and other documents periodically filed with the SEC.

In addition, the statements in this press release represent Akamai’s expectations and beliefs as of the date of this press release. Akamai anticipates that subsequent events and developments may cause these expectations and beliefs to change. However, while Akamai may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Akamai’s expectations or beliefs as of any date subsequent to the date of this press release.

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